                                                                  Exhibit 10.1.2

                                 PROMISSORY NOTE

U.S. $60,500,000                                          Executed and Delivered
                                                                  in the City of
                                                              New York, New York
                                                          As of January 31, 1995

            1. FOR VALUE RECEIVED, the undersigned parties, having an address at Servico Centre South , 1601 Belvedere Road, West Palm Beach, Florida 33406 (each, a "Maker" and collectively, "Makers"), promise to pay to the order of COLUMN FINANCIAL, INC., a Delaware corporation, having an office at 3414 Peachtree Road, N.E., Suite 1140, Atlanta, Georgia 30326-1113, or its successors or assigns (collectively, the "Payee"), the principal sum of SIXTY MILLION FIVE HUNDRED THOUSAND Dollars ($60,500,000), in lawful money of the United States of America with interest thereon from the date of this Note at the Interest Rate (hereinafter defined).

            2. The interest rate (the "Interest Rate") shall be Ten and 59/100ths (10.59%) percent per annum. Interest on the principal sum of this Note shall be calculated on the basis of a 360 day year consisting of twelve (12) months of thirty (30) days each. However, interest due and payable for a period of less than a full calendar month shall be calculated by multiplying the actual number of days elapsed in such period by a daily rate based on a 360-day year.

            3. Makers shall make (a) a payment of interest only in the amount of Four Hundred Sixty Two Thousand Seven Hundred Twenty Four and 17/100ths Dollars ($462,724.17) on March 1, 1995 and (b) thereafter monthly payments of principal and interest on the unpaid principal balance, payable in arrears, in the amount of Six Hundred Seven Thousand Six Hundred Eighty One and 78/100ths Dollars ($607,681.78) on the first Business Day (as hereinafter defined) of each calendar month (the "Due Date"). The unpaid principal sum and all interest thereon and all other sums and fees then payable under this Note shall be due and payable on the first Business Day of March, 2010 (the "Maturity Date"). All payments under this Note shall be paid directly into the Central Account (as defined in the Loan Agreement (as hereinafter defined)) by wire transfer of immediately available funds to:

            The First National Bank of Chicago
            Chicago, Illinois
            ABA #071000013
            Credit Clearing A/C No. BNF=7521-7623/DES
            Ref: 192023932/LSU

or to such other designated bank or place, or in such other manner, as Payee may reasonably specify in writing from time to time. The term "Business Day" shall mean any day other than a Saturday, Sunday or any other day on which national banks in New York, New York are not open for business.

            4. The whole of the principal sum of this Note, together with all interest accrued and unpaid thereon, and all other sums and fees payable hereunder and under the Loan Agreement, the Mortgage (as hereinafter defined) and the other Loan Documents (as defined in the Loan Agreement) (such amounts hereinafter collectively referred to as the "Indebtedness") shall become immediately due and payable at the option of Payee on the happening of any Event of Default (as defined in the Loan Agreement), subject to Section 8.1(b) of the Loan Agreement.

            5. (a) The outstanding principal balance of this Note may not be prepaid, in whole or in part, on or prior to the fourth anniversary of the date hereof (the "Lock-Out Date"), except in connection with the application by Lender of (i) any Loss Proceeds (as defined in the Loan Agreement) to the principal amount of the Indebtedness pursuant to Section 2.7.8 of the Loan Agreement, including any payments made with respect to a release of any Individual Property (as defined in the Loan Agreement) from the lien of the Mortgage pursuant to Section 2.7.8(d) of the Loan Agreement in connection with such application of Loss Proceeds, (ii) any amounts on deposit in the Capital Expenditure Sub-Account to the Indebtedness during any DSCR Restricted Period or Franchise Restricted Period (as such terms are defined in the Loan Agreement) pursuant to Section 2.7.7(f) of the Loan Agreement, (iii) any amounts on deposit in the Curtailment Reserve Fund Sub-Account to the Indebtedness during any Operative Period (as such terms are defined in the Loan Agreement) pursuant to
Section 2.7.7(g) of the Loan Agreement and (iv) any prepayments of the outstanding principal amount of the Indebtedness made pursuant to the Mortgage in connection with a change in control of Servico, Inc. After the Lock-Out
Date, and provided that no Event of Default shall have occurred and be continuing under the Loan Documents, Makers may, on any Due Date, upon not less than thirty (30) days prior written notice to Payee, prepay the principal amount of the Indebtedness, in whole or in part, by wire transfer to the Central Account as provided in Paragraph 3 above of (A) the portion of the principal amount of the Indebtedness to be prepaid, (B) interest accrued and unpaid on the outstanding principal balance of the Indebtedness to and including the date of such prepayment, (C) the Yield Maintenance Premium, if any, payable with respect to such


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prepayment, and (D) any other amounts which have accrued and are owing under the
Loan Documents through the date of such prepayment. Each notice of a voluntary prepayment of all or any portion of the principal amount of the Indebtedness shall specify (I) the prepayment date, (II) the amount of such prepayment and the amount of interest thereon and other amounts to be delivered in connection therewith, (III) the amount of the Yield Maintenance Premium believed by Makers to be payable in connection with such prepayment, and (IV) whether Makers intend to obtain a release of the Mortgage encumbering any Individual Property in connection with such prepayment. The amount of the Yield Maintenance Premium, interest and other amounts payable in connection with any prepayment shall be subject to confirmation by Payee.

            (b) The term "Yield Maintenance Premium" shall mean an amount to be paid to Payee upon the prepayment of the Indebtedness in whole or in part at any time before the first Due Date (the "l0th Anniversary Due Date") following the tenth (l0th) anniversary of the date hereof for any reason, whether said prepayment is made voluntarily or involuntarily or before, upon or after the acceleration of the Indebtedness by Payee following the occurrence of an Event of Default (provided, however, that no Yield Maintenance Premium shall be payable in connection with any prepayment made as a result of Lender's application to the Indebtedness of Loss Proceeds pursuant to Section 2.7.8 of the Loan Agreement or of amounts on deposit in the Capital Expenditure Sub-Account pursuant to Section 2.7.7(f) (ii) of the Loan Agreement), which amount shall be equal to the greater of: (i) (A) with respect to a prepayment made prior to the first Due Date (the "5th Anniversary Due Date") following the fifth (5th) anniversary of the date hereof, two percent (2%) or (B) with respect to a prepayment made on or after the 5th Anniversary Due Date but before the 10th Anniversary Due Date, one percent (1%) of the portion of the principal balance of the Loan being prepaid, or (ii) the product of (A) the excess, if any, of (I) the present value (as determined by discounting at a rate equal to (y) the Treasury Constant Maturity Yield Index published during the second full week preceding the date on which such Yield Maintenance Premium is payable for instruments having maturity coterminous with the remaining term of this Note plus (z) fifty (50) basis points) of the stream of payments of principal and interest that would be made on the Indebtedness if such prepayment of principal were not made, including any payment due on the Maturity Date, over (II) the principal balance of the Indebtedness immediately prior to such prepayment, multiplied by (B) a fraction of which the numerator is the amount of principal so prepaid and the denominator is the principal balance immediately prior to such prepayment. The determination of the Yield Maintenance Premium shall be made by Payee and shall, absent manifest error, be final, conclusive and binding upon all parties. The term "Treasury Constant Maturity Yield Index" shall mean the average yield for "This Week" as reported by the Federal


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Reserve Board in Federal Reserve Statistical Release H.15(519). If there is no
Treasury Constant Maturity Yield Index for instruments having a maturity coterminous with the remaining term of this Note, then the index referred to in clause (ii) (A) (I) above shall be equal to the weighted average yield to maturity of the Treasury Constant Maturity Yield Indices with maturities next longer and shorter than the remaining term of the Note, calculated by averaging (and rounding upward to the nearest whole multiple of 1/100 of 1% per annum, if the average is not such a multiple) the yields of the relevant Treasury Constant Maturity Yield Indices (rounded, if necessary, to the nearest 1/100 of 1%, with any figure of 1/200 of 1% or above rounded upward).

            6. Makers agree that (a) if any amount payable under this Note, the Loan Agreement or any other Loan Document is not paid within the grace period provided with respect to such payment under Section 8.1 of the Loan Agreement or, if no grace period is provided thereunder with respect to such payment, on the date on which such payment is due, whether by acceleration or otherwise, Makers shall pay interest at the Default Rate (as hereinafter defined) with respect to such amount, upon demand from time to time, to the extent permitted by applicable law, from the date such amount was due until such amount has been paid by Makers and (b) upon the occurrence of any Event of Default, Payee shall have the option, upon three (3) Business Days' notice given to Makers, of increasing the rate of interest on the entire unpaid principal balance of this Note (provided, however, that such rate of interest shall be increased automatically and without notice for all such amounts as hereinafter provided, upon the occurrence of any of the events set forth in Section 8.1(a) (vi), (vii) and (viii) of the Loan Agreement), effective from the date of Makers' initial default with respect to such Event of Default without allowance for any applicable notice and/or grace period, to the Default Rate. The term "Default Rate" shall mean a rate of interest equal to the greater of (a) fifteen percent (15%) per annum or (b) 500 basis points above the "Prime Rate" published in The Wall Street Journal as of the date notice is sent to Makers, which interest Makers agree to pay and which interest shall be secured by the Mortgage. For purposes of the foregoing, if more than one Prime Rate is published in The Wall Street Journal for the applicable day, the average of the Prime Rates shall be used. The Prime Rate (or the average of Prime Rates) will be rounded up to the nearest one-fourth of one percent. In the event that The Wall Street Journal should cease or temporarily interrupt publication, then the Prime Rate shall mean the daily average prime rate published in another business newspaper, or business section of a newspaper, of national standing chosen by Payee. In the event that a prime rate is no longer generally published or is limited, regulated or administered by a governmental or quasi-governmental body, then Payee shall select a comparable interest rate index which is readily available and verifiable to Makers but is beyond Payee's control. This substitute index will also be rounded up to the


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nearest one-fourth of one percent. Notwithstanding the foregoing, if the unpaid principal sum or any other amount required to be paid on the Maturity Date or upon acceleration of the Indebtedness is not paid when due, then interest shall thereafter be computed and paid at the Default Rate without notice to Maker. The preceding sentence shall not be construed as an agreement or privilege to extend the date of the payment of the Indebtedness, nor as a waiver of any other right or remedy accruing to Payee by reason of the occurrence of an Event of Default.

            7. This Note is given to evidence a loan (the "Loan") by Payee to Makers pursuant to that certain Loan Agreement dated the date hereof (the "Loan Agreement") between Payee and Makers and is secured by, among other things, those certain Mortgages, Security Agreements and Assignments of Leases and Rents, Leasehold Mortgage, Security Agreement and Assignment of Leases and Rents and Deeds of Trust, Security Agreements and Assignments of Leases and Rents, (collectively, the "Mortgage") dated the date hereof given by Makers to Payee covering ten (10) certain premises more particularly described in the Mortgage.

            8. Notwithstanding any provision herein, the total liability for payments in the nature of interest hereunder shall not exceed the applicable limits imposed by any applicable State or Federal interest rate laws. If any payments in the nature of interest, additional interest, and other charges made hereunder are held to be in excess of the applicable limits imposed by any applicable State or Federal laws, the amount held to be in excess of such limits shall be considered payment of principal and the Indebtedness shall be reduced by such amount of principal in the inverse order of maturity so that the total liability for payments in the nature of interest, additional interest and other charges shall not exceed the applicable limits imposed by any applicable State or Federal interest rate laws. For the purposes of calculating the actual amount of interest, additional interest and other amounts paid and/or payable hereunder, in respect of laws pertaining to usury or such other laws, all sums paid or agreed to be paid to the holder hereof for the use, forbearance or detention of the Indebtedness outstanding from time to time shall, to the extent permitted by applicable law, be amortized, prorated, allocated and spread from the date of disbursement of the proceeds of this Note until payment in full of all of the Indebtedness, so that the actual rate of interest on account of the Indebtedness is uniform through the term hereof. The terms and provisions of this Paragraph 8 shall control and supersede every other provision of all agreements between Makers or any endorser and Payee.

            9. If any monthly principal and interest payment or any other amounts payable under this Note, the Mortgage, the Loan Agreement or the other Loan Documents is not paid in full within the grace period provided with respect to such payment under


                                      -5-
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Section 8.1 of the Loan Agreement or, if no grace period is provided thereunder with respect to such payment, on the date on which such payment is due, then a late charge equal to the lesser of five percent (5%) of such unpaid amount, or the maximum amount permitted by applicable law (the "Late Payment Charge") shall be deemed to be immediately assessed and shall be immediately due and payable. Such Late Payment Charge shall automatically become due to Payee without notice and shall be paid to defray the expenses incurred by Payee in handling and processing such delinquent payment, and to compensate Payee for the loss of the use of such delinquent payment, and such amount shall be secured by the Mortgage. Such charges shall be in addition to interest at the Default Rate and all other rights and remedies available to Payee upon the occurrence of an Event of Default or a default under this Note, the Mortgage, the Loan Agreement or the other Loan Documents.

            10. Notwithstanding any provision herein or in any of the Loan Documents (other than the Environmental indemnity (as defined in the Loan Agreement)) to the contrary, Payee shall not enforce the obligations contained in this Note, the Loan Agreement, the Mortgage or the other Loan Documents by any action or proceeding wherein a money judgment shall be sought against any Maker except that Payee may bring a foreclosure action, an action for specific performance or any other appropriate action or proceeding to enable Payee to realize upon the Mortgaged Property (as defined in the Mortgage) and any other collateral given to Payee to secure the Indebtedness, including, without limitation, any action to obtain a deficiency judgment against any Maker or Makers, provided that such deficiency judgment shall be enforced only against the Mortgaged Property and such other collateral, except as otherwise expressly provided hereinafter. The provisions of this Paragraph 10 shall not, however, limit the liability of Makers for loss, costs or damage arising out of the following matters: (i) any failure to apply the Revenue (as defined in the Loan Agreement) of the Mortgaged Property to pay the operating expenses of the Mortgaged Property or to fulfill the then current obligations of Makers under this Note, the Loan Agreement, the Mortgage or any other Loan Document; (ii) any misapplication of Loss Proceeds (as defined in the Loan Agreement), security deposits or trust funds in violation of applicable law or the provisions of the Loan Agreement or any other Loan Document; (iii) any collection of rent for more than one month in advance of the time when the same becomes due; (iv) failure to pay all real estate taxes and assessments prior to the date on which such payments become delinquent (subject to Lender's obligation to make disbursements from the Basic Carrying Costs Sub-Account (as defined in the Loan Agreement));
(v) any willful misrepresentation by any Maker (or any constituent partner or shareholder of any Maker) in connection with Makers' application, negotiation or documentation of the Loan; (vi) a fraudulent conveyance or a fraudulent transfer of the Mortgaged Property or any part thereof or any other properties or assets of


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any Maker; or (vii) any material misrepresentation or breach of warranty or covenant made by any Maker under the Environmental Indemnity. Nothing herein shall be deemed (w) to be a waiver of any right which Payee may have under any bankruptcy law of the United States or of any State in which any part of the Mortgaged Property is located to file a claim for the full amount of the Loan or to require that all of the Mortgaged Property and any other collateral given to secure the Loan shall continue to secure all of the Indebtedness; (x) to impair the validity of the Indebtedness; (y) to impair the right of Payee as mortgagee or secured party to foreclose any lien or security interest or (z) impair the right of Payee to obtain the Recourse Distributions received by Makers, including, without limitation, the right to proceed against any constituent partner or shareholder of any Maker to the extent any such Recourse Distribution has actually theretofore been distributed to such constituent partner or shareholder. The provisions of this Paragraph 10 shall be inapplicable to any Maker if any petition for bankruptcy, reorganization or arrangement pursuant to federal or state law shall be filed by, consented to or acquiesced in by or with respect to such Maker or if such Maker shall institute any proceeding for the dissolution or liquidation of such Maker or if such Maker shall make an assignment for the benefit of creditors, in which event Payee shall have recourse against all of the assets of such Maker and the Recourse Distributions received by the constituent partners and shareholders of such Maker. For purposes of this Paragraph 10, the term "Recourse Distributions" shall mean the Revenues arising from the Mortgaged Property to the extent received by any Maker (or actually received by any partner or shareholder of any Maker if not actually received by any Maker) after the occurrence and written notice (including any Consultant's Notice (as defined in the Loan Agreement)) of an Event of Default.

            11. This Note may not be modified, amended, waived, extended, changed, discharged or terminated orally or by any act or failure to act on the part of Makers or Payee, but only by an agreement in writing signed by the party against whom enforcement of any modification, amendment, waiver, extension, change, discharge or termination is sought. Any such written waiver or consent shall be effective only in the specific instance, and for the purpose, for which given. Except as otherwise expressly provided herein, no notice to, or demand on, Makers shall entitle Makers to any other or future notice or demand in the same, similar or other circumstances.

            12. The obligations and liabilities of Makers and each Maker hereunder shall be joint and several.

            13. Each Maker and all other persons or parties who may become liable for the payment of all or any part of the Indebtedness does hereby expressly and unconditionally waive (a) presentment and demand for payment, notice of dishonor, protest,


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notice of protest and non-payment and notice of any kind, including, without limitation, any notice of intention to accelerate and notice of acceleration, except as expressly provided herein, and (b) in connection with any suit, action or proceeding brought by Payee on this Note, any and every right it may have to
(i) interpose any counterclaim therein (other than a counterclaim which can only be asserted in the suit, action or proceeding brought by Payee on this Note and cannot be maintained in a separate action) and (ii) have the same consolidated with any other or separate suit, action or proceeding. Except as provided in the Loan Agreement, no release of any security for the Indebtedness or extension of time for payment of this Note or any installment hereof, and no alteration, amendment or waiver of any provision of this Note, the Mortgage, the Loan Agreement or any other Loan Document made by agreement between Payee and any such other person or party shall release, discharge, modify, change or affect the liability of Makers, and any other person who may become liable for the payment of all or any part of the Indebtedness, under any other provision of this Note or the Mortgage. EACH MAKER WAIVES THE RIGHT TO TRIAL BY JURY IN ANY ACTION OR PROCEEDING OF ANY KIND ARISING OUT OF OR RELATING TO THIS NOTE OR THE INTERPRETATION, BREACH OR ENFORCEMENT HEREOF.

            14. In the event that it should become necessary to employ counsel to collect the Indebtedness or to protect or foreclose the security hereof, or pursue its rights under the Loan Documents, Maker agrees to pay reasonable attorneys' fees for the services and disbursements of such counsel whether or not suit be brought.

            15. All of the terms, covenants and conditions contained in the Loan Agreement, the Mortgage and all other Loan Documents are hereby made part of this Note to the same extent and with the same force as if they were fully set forth herein.

            16. (a) This Note was negotiated in New York, and executed and delivered by Makers and accepted by Payee in the State of New York, and the proceeds of the Note delivered pursuant hereto were disbursed from New York, which State the parties agree has a substantial relationship to the parties and to the underlying transaction embodied hereby, and in all respects, including, without limiting the generality of the foregoing, matters of construction, validity and performance, this Note and the obligations arising hereunder shall be governed by, and construed in accordance with, the laws of the State of New York applicable to contracts made and performed in such State and any applicable law of the United States of America, except that at all times the provisions for the creation, perfection, and enforcement of the liens and security interests created pursuant to the Loan Agreement, the Mortgage and the other Loan Documents shall be governed by and construed according to the law of the State in which the applicable Individual Property (as defined in the Loan Agreement) is located, it being understood that, to the fullest extent permitted by law of such State, the law of the State of New York shall govern the validity and the enforceability of all Loan Documents, and the Indebtedness or obligations arising hereunder or thereunder. To the fullest extent permitted by law, each Maker hereby unconditionally and irrevocably waives any claim to assert that the law of any other jurisdiction governs this Note and the Loan Agreement and this Note and the Loan Agreement shall be governed by and construed in accordance with the laws of the State of New York pursuant to 5-1401 of the New York General Obligations Law.

            (b) Any suit, action or proceeding against Makers or Payee arising out of or relating to this Note shall be instituted in any federal or state court in New York, New York, pursuant to 5-1402 of the New York General Obligations Law, or, at Payee's discretion, in any state where the Mortgaged Property is located and each Maker waives any objection which it may now or hereafter have to the laying of venue of any such suit, action or proceeding, and each Maker hereby irrevocably submits to the jurisdiction of any such court in any suit, action or proceeding. Makers do hereby designate and appoint C.T. Corporation System, 1633 Broadway, New York, New York 10019, as their authorized agent to accept and acknowledge on their behalf service of any and all process which may be served in any such suit, action or proceeding in any federal or state court in New York, New York, and agree that service of process upon said agent at said address and written notice of said service of Makers mailed or delivered to Makers in the manner provided in the Mortgage, shall be deemed in every respect effective service of process upon Makers, in any such suit, action or proceeding in the State of New York. Makers (i) shall give prompt notice to the Payee of any changed address of their authorized agent hereunder, (ii) may at any time and from time to time designate a substitute authorized agent with an office in New York, New York (which office shall be designated as the address for service of process), provided that all Makers shall have the same authorized agent with the same address and (iii) shall promptly designate such a substitute if its authorized agent ceases to have an office in New York, New York or is dissolved without leaving a successor.

            17. Wherever possible, each provision of this Note shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Note shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Note.


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            IN WITNESS WHEREOF, Maker has duly executed this Note the day and year first above written.

                                   BORROWERS:

                                   HILTON HEAD MOTEL ENTERPRISES,
                                   INC., a South Carolina corporation

                                   By: David Buddemeyer
                                      -----------------------------------------
                                       David Buddemeyer, President


                                   SERVICO HOTELS I, INC., a Florida
                                   corporation

                                   By: David Buddemeyer
                                      -----------------------------------------
                                       David Buddemeyer, President


                                   SERVICO HOTELS II, INC., a Florida
                                   corporation

                                   By: David Buddemeyer
                                      -----------------------------------------
                                       David Buddemeyer, President


                                   MOON AIRPORT MOTEL, INC.,
                                   a Pennsylvania corporation

                                   By: David Buddemeyer
                                      -----------------------------------------
                                       David Buddemeyer, President


                                   SERVICO FORT WAYNE, INC., a Florida
                                   corporation

                                   By: David Buddemeyer
                                      -----------------------------------------
                                       David Buddemeyer, President

                                   WASHINGTON MOTEL ENTERPRISES, INC.,
                                   a Pennsylvania corporation

                                   By: /s/ David Buddemeyer
                                      -----------------------------------------
                                      David Buddemeyer, President


                                   SERVICO HOTELS III, INC., a Florida
                                   corporation

                                   By: /s/ David Buddemeyer
                                      -----------------------------------------
                                      David Buddemeyer, President


                                   SERVICO HOTELS IV, INC., a Florida
                                   corporation

                                   By: /s/ David Buddemeyer
                                      -----------------------------------------
                                      David Buddemeyer, President


                                   NEW ORLEANS AIRPORT MOTEL ASSOCIATES, LTD., a Florida limited partnership

                                   By  New Orleans Airport Motel Enterprises,
                                       Inc., a Louisiana corporation

                                   By: /s/ David Buddemeyer
                                      -----------------------------------------
                                      David Buddemeyer, President


                                   WILPEN, INC.,
                                      a Pennsylvania corporation

                                   By: /s/ David Buddemeyer
                                      -----------------------------------------
                                      David Buddemeyer, President


                                      -11-